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                                                                    EXHIBIT (24)
                            FIRST UNION CORPORATION
                               POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Marion A. Cowell, Jr. and Kent S. Hathaway, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of the shares of Common Stock and Class A Preferred Stock and related depositary receipts of the Corporation that may be issuable in connection with the proposed acquisition of First Fidelity Bancorporation, and to sign any and all amendments to such Registration Statement.

                      SIGNATURE                                                   CAPACITY
                   /s/ EDWARD E. CRUTCHFIELD            Chairman and Chief Executive Officer and Director
                EDWARD E. CRUTCHFIELD
                       /s/ ROBERT T. ATWOOD             Executive Vice President and Chief Financial Officer
                   ROBERT T. ATWOOD
                         /s/ JAMES H. HATCH             Senior Vice President and Controller (Principal Accounting
                    JAMES H. HATCH                        Officer)
                       /s/ G. ALEX BERNHARDT            Director
                  G. ALEX BERNHARDT
                       /s/ W. WALDO BRADLEY             Director
                   W. WALDO BRADLEY
                        /s/ ROBERT J. BROWN             Director
                   ROBERT J. BROWN
                        /s/ ROBERT D. DAVIS             Director
                   ROBERT D. DAVIS
                       /s/ R. STUART DICKSON            Director
                  R. STUART DICKSON
                            /s/ B. F. DOLAN             Director
                     B. F. DOLAN
                       /s/ RODDEY DOWD, SR.             Director
                   RODDEY DOWD, SR.
                        /s/ JOHN R. GEORGIUS            Director
                   JOHN R. GEORGIUS
                  /s/ WILLIAM H. GOODWIN, JR.           Director
               WILLIAM H. GOODWIN, JR.

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
                      SIGNATURE                                                   CAPACITY
                       /s/ BRENTON S. HALSEY            Director
                  BRENTON S. HALSEY
                      /s/ HOWARD H. HAWORTH             Director
                  HOWARD H. HAWORTH
                   /s/ TORRENCE E. HEMBY, JR.           Director
                TORRENCE E. HEMBY, JR.
                      /s/ LEONARD G. HERRING            Director
                  LEONARD G. HERRING
                        /s/ JACK A. LAUGHERY            Director
                   JACK A. LAUGHERY
                            /s/ MAX LENNON              Director
                      MAX LENNON
                                                        Director
                  RADFORD D. LOVETT
                      /s/ HENRY D. PERRY, JR.           Director
                 HENRY D. PERRY, JR.
                    /s/ RANDOLPH N. REYNOLDS            Director
                 RANDOLPH N. REYNOLDS
                           /s/ RUTH G. SHAW             Director
                     RUTH G. SHAW
                         /s/ LANTY L. SMITH             Director
                    LANTY L. SMITH
                       /s/ DEWEY L. TROGDON             Director
                   DEWEY L. TROGDON
                          /s/ JOHN D. UIBLE             Director
                    JOHN D. UIBLE
                           /s/ B. J. WALKER             Director
                     B. J. WALKER
                      /s/ KENNETH G. YOUNGER            Director
                  KENNETH G. YOUNGER

Dated: June 20, 1995
Charlotte, North Carolina